UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/16/2014

InSite Vision Incorporated
(Exact name of registrant as specified in its charter)

Commission File Number:  0-22332

Delaware	94-3015807
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

965 Atlantic Ave.
Alameda, California 94501
(Address of principal executive offices, including zip code)

510-865-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

On July 16, 2014, InSite Vision Incorporated (the "Company") held its 2014 annual meeting of stockholders at which five proposals were considered, each of which is described in more detail in the Company's proxy statement filed with the Securities and Exchange Commission on May 28, 2014. The matters voted on by the Company's stockholders and the voting results are as follows:

1. Election of Directors. All six nominees for director were elected.

Name                                       Shares For            Shares Withheld          Broker Non-Votes

Timothy McInerney                     43,670,696                17,539,643             47,421,141

Brian Levy, O.D. M.Sc.                43,860,696                17,349,643             47,421,141

Robert O'Holla                        37,150,014                24,060,325             47,421,141

Timothy Ruane                         42,502,574                18,707,765             47,421,141

Craig Tooman                         37,150,064                24,060,275             47,421,141

Anthony J. Yost                      36,045,347                25,164,992             47,421,141

2. Ratification of the appointment of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014. The appointment of Burr Pilger Mayer, Inc. was ratified.

Shares For                Shares Against                Shares Abstained

103,423,488                4,724,318                      483,674

3. Advisory resolution relating to our named executive officer compensation. The resolution on named executive officer compensation was approved.

Shares For             Shares Against             Shares Abstained          Broker Non-Votes

33,134,304                27,411,718                   664,317                      47,421,141

4. Adoption of an amendment to Article IV of the Company's Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company's common stock. The proposal was not approved.

Shares For                Shares Against                Shares Abstained

64,962,487                   43,329,777                     339,216

5. Adoption of an amendment to Article IV of the Company's Restated Certificate of Incorporation to effect a contingent reverse stock split of the Company's outstanding common stock. The proposal was approved.

Shares For                Shares Against                Shares Abstained

92,943,744                   15,282,763                     404,973

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InSite Vision Incorporated

Date: July 22, 2014	By:	/s/ Timothy Ruane
Timothy Ruane
Chief Executive Officer